Dividends	12 Months Ended
Dec. 31, 2018
Dividends [Abstract]
Dividends
DIVIDENDS
Common Share Dividends
Following is a summary of our common shareholder dividends that were declared in the last three years, under our annual variable dividend policy:

(millions, except per share amounts)			Amount of Common Share Dividends
Dividend Type	Declared	Paid	Per Share	Accrued[1]
Annual – Variable	December 2018	February 2019	$2.5140	$1,467.9
Annual – Variable	December 2017	February 2018	1.1247	655.1
Annual – Variable	December 2016	February 2017	0.6808	395.4
[1] The accrual is based on an estimate of shares outstanding as of the record date and is recorded as a component of "accounts payable, accrued expenses, and other liabilities" on the Consolidated Balance Sheets; the prior year amount was reclassified into this line item from "dividends payable" to conform to the current year presentation. For the dividends declared in December 2017 and 2016, we paid $654.9 million and $395.4 million, respectively.
During 2018, 2017, and 2016, we maintained a policy of paying an annual variable dividend that, when declared, would be payable shortly after the close of the year. This annual variable dividend was based on a target percentage of after-tax underwriting income multiplied by a performance factor (Gainshare factor), which, in 2018, it was determined by reference to the Agency auto, Direct auto, special lines, Commercial Lines, and Property business units, with minor exclusions and adjustments. In December 2017, the Board determined the target percentage for 2018 to be 33-1/3% of annual after-tax underwriting income, which is unchanged from the target percentage in both 2017 and 2016. For the dividends declared in 2018, we applied a tax rate of 21% to calculate after-tax underwriting income, and a 35% tax rate for dividends declared for all prior years, since inception of the annual variable dividend. For the dividends declared in 2018, the Gainshare factor was 1.91, compared to 1.79 in 2017 and 1.67 in 2016.
In December 2018, the Board of Directors terminated the annual variable dividend policy and replaced it with a policy under which the Board expects to declare regular, quarterly common share dividends and, on at least an annual basis, to consider declaring an additional common share dividend. This policy is effective for 2019.
Preferred Share Dividends
In March 2018, we issued 500,000 Series B Fixed-to-Floating Rate Cumulative Perpetual Serial Preferred Shares, without par value (the “Series B Preferred Shares”), with a liquidation preference of $1,000 per share (the “stated amount”). Holders of the Series B Preferred Shares will be entitled to receive cumulative cash dividends semi-annually in March and September, if and when declared by the Board of Directors. Until March 15, 2023 (the “fixed-rate period”), the annual dividend rate is fixed at 5.375% of the stated amount per share. Beginning March 15, 2023, the annual dividend rate switches to a floating rate equal to the three-month LIBOR rate plus a spread of 2.539% applied to the stated amount per share. After the fixed-rate period and up until redemption of the Series B Preferred Shares, the dividends would be payable quarterly, if and when declared by the Board of Directors. The Series B Preferred Shares are perpetual and have no stated maturity date. After the fixed-rate period, we may redeem the Series B Preferred Shares at the stated amount plus all accrued and unpaid dividends.
In 2018, the Board declared and we paid a dividend of $27.024 per preferred share, or $13.5 million.